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                                                                   EXHIBIT 10.3



                             HEALTH CARE REIT, INC.
                    One SeaGate, Suite 1500, Toledo, OH 43604
                   Phone: (419) 247-2800; Fax: (419) 247-2826

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LESSOR:             Health Care REIT, Inc. ("HCN")

LESSEE:             American Retirement Corporation

GUARANTOR:          American Retirement Corporation

OPERATOR:           American Retirement Corporation

TRANSACTION TYPE:   Development and acquisition financing for Assisted Living
                    and Continuing Care Retirement Communities in a geographic region to be negotiated. No more than 50% of the Credit
                    Amount can be used for development financing.

FINANCING TYPE:     Operating leases.

CREDIT AMOUNT:      $50,000,000

CREDIT TERM:        3 years with $16,666,666 of closings per year.
                    Assumption of the CareMatrix property, Chancellor Gardens at Cypress Station, will apply to the first year closing amount. $25,000 Credit Facility Processing Fee payable upon execution of Commitment Letter for Credit Facility. .25% fee on unused portion.

FACILITY            Funding will cover all acquisition costs, development costs
FUNDING AMOUNTS:    to include a 5% development fee, an acquisition fee to be
                    the lesser of 2.5% or $250,000 (the Chancellor Gardens at Cypress Station assumption is not eligible for this fee), closing costs and commitment fees, subject to Coverage Test and LTV Test. Lessee will contribute any cash collateral for Letter of Credit and all working capital.

                    "Coverage Test" means that the lease amount must be less than the quotient of the ANOI divided by 1.25 divided by Payment Constant. "ANOI" means the NOI less a five percent (5%) imputed management fee and less an imputed replacement reserve of $400 per bed. "NOI" means the stabilized net operating income of the Facility and will be based upon the following assumptions: [i] 95% stabilized occupancy; [ii] a unit mix and rate structure consistent with local market conditions; and [iii] operating expenses consistent with similar facilities operated by American Retirement Corporation and local market conditions. "Payment Constant" means the assumed payment constant for the permanent lease and will be based upon Lessor's reasonable estimate of the forward yield on comparable term USTNs plus the applicable rate spread. "LTV Test" means that the lease amount must not exceed 90% of the Appraised Value of the Facility. The appraised value will be determined by an MAI appraiser acceptable to Lessor.


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American Retirement Corporation
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


==================================================================================
                                                            LEASES
==================================================================================
TERM:                 Construction:               Earlier of 12 months or
                                                  licensure.
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                      Initial:                           15 years
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                      Renewal:                           15 years
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                      Coterminous                          Yes
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COMMITMENT FEE:       Construction:                        .5%
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                      Permanent:                            1%
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RATE:                 Construction:                    Prime +2.75%
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                      Initial:                    Greater of (i) 10% or (ii) yield
                                                  on comparable term USTN + 3.75%
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                      Renewal:                         USTN + 7.25%
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                      Inflation Adjustment:               25 bps
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                      Computation Method:                 365/360
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EQUITY                                            FMV  option to  purchase
PARTICIPATION:                                    w/floor of lease amount and
                                                  appreciation split of 50%
                                                  to Lessee and 50%to HCN.
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PAYMENTS:             Type:                             In Advance
 ---------------------------------------------------------------------------------
                      Frequency:                         Monthly
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                      Due:                                 1st
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SECURITY:                                         Fee simple ownership of real
                                                  estate and tangible personal
                                                  property financed by Lender.
                                                  First lien on receivables,
                                                  assignment of Leases and Rents,
                                                  assignment of Management
                                                  Agreement, subordination of
                                                  management fees,
                                                  cross-collateralization and
                                                  cross-default. Second lien on
                                                  equipment not financed by HCN.
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BUNDLING:                                         All options bundled.
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LETTER OF                                         5% of financing amount. Upon
CREDIT:                                           stabilization of each facility
                                                  (1.25 X ANOI Coverage) for
                                                  four (4) consecutive quarters,
                                                  the letter of credit will be
                                                  reduced to 2.5% for that
                                                  facility.
==================================================================================



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American Retirement Corporation
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FINANCIAL STMTS:     Annual audited financial statements of Facility, Lessee,
                     Operator and corporate guarantor due within 90 days after FYE. Unaudited quarterly financial statements of Lessee, Operator and corporate guarantor due 45 days after quarter ends. Monthly unaudited financials for Facility due within 15 days after month end. Facility financial statements will include income statement, balance sheets, statements of cash flows, occupancy, payer mix with actual vs. budget.

FINANCIAL COV.:      Facility Coverage Test: 1.25 ANOI payment coverage (ANOI is computed after imputed management fee of 5% and replacement reserve of $400 per bed/unit).

                     Current Ratio:              1.25 to 1.0
                     Capitalization:             To be negotiated.
                     Minimum Cash Balance:       To be negotiated.
                     Debt to Equity:             To be negotiated.
                     Minimum Net Worth:          To be negotiated.

                     *Financial covenants will be consistent with business plan.

OTHER COV.:          Adequate property maintenance, capital expenditures,
                     licensure compliance, due-on-sale, and prohibition against subordinate liens.

CONSTRUCTION:        Disbursements:   Monthly
                     Inspections:     Monthly for $750 plus costs
                     Retainage:       10%
                     Bonds:           100% of construction costs
                     Assignments:     Construction Contract and Architect's
                                      Contract

TRANSACTION COSTS:   Lessee is responsible for all transaction costs including
                     legal counsel to HCN and Lessee, HCN's investigation expenses, title insurance, survey, appraisal, environmental assessment, pest inspections, brokers' fees and consulting fees.

DEPOSITS:            Initial nonrefundable deposit of $10,000 which will be
                     payable upon execution of this Term Sheet to cover expenses of due diligence. $10,000 Credit Facility Processing Fee payable upon acceptance of Commitment Letter. $25,000 nonrefundable Deposit payable upon approval of each Facility financing. Deposit will be applied against Commitment Fee at Closing.


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American Retirement Corporation
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The undersigned acknowledges that [i] this Draft Term Sheet does not constitute a commitment to provide financing; and [ii] the foregoing terms and conditions are acceptable subject to negotiation of a Commitment Letter.



                                           American Retirement Corporation




Dated: 5/28/99                             By:  /s/ H. Todd Kaestner
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